                                                                               .
                                                                               .
                                                                               .

                                                                  Exhibit (e)(1)

(NEW YORK LIFE LOGO)               CORPORATE OWNED/CORPORATE SPONSORED LIFE INSURANCE APPLICATION
                                      NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)
                                     (A Delaware Corp.) 51 Madison Avenue - New York, NY 10010

 APPLICATION TYPE: [ ] New Application  [ ] Amend Application Dated _____ /_____ /_____  Change Request-Policy #__________________

 UNDERWRITING METHOD: [ ] Guaranteed Issue                     [ ] Simplified Issue

OWNER DATA

1.  OWNER:                             (a) [ ] Employer                              (c) [ ] Trust
    (Check one only)                   (b) [ ] Proposed Insured (include Census)     (d) [ ] Other ________________________________

2.  OWNER NAME(S): ________________________________________________________________________________________________________________

    a. NAME OF TRUSTEE(S), if applicable: _________________________________________________________________________________________

    b. DATE OF TRUST, if applicable: _____________________________ c. DATE OF LAST AMENDMENT, if applicable: ______________________
       CERTIFIED COPY(IES) OF TRUST (AND LAST AMENDMENT, IF ANY) OR INTER-VIVOS FORM MUST BE ATTACHED TO THE APPLICATION

3.  OWNER ADDRESS: ________________________________________________________________________________________________________________
                         Street & Number                      City                      State                      Zip Code

4.  TAXPAYER ID NUMBER/                                             5. RELATIONSHIP
    SOCIAL SECURITY NUMBER: _______________________________________    TO INSURED: ________________________________________________

PROGRAM SPONSORED DATA (IF DIFFERENT THAN OWNER)

6.  NAME(S): ______________________________________________________________________________________________________________________

7.  ADDRESS: ______________________________________________________________________________________________________________________
                         Street & Number                      City                      State                      Zip Code

8.  PRIMARY CONTACT (Name & Phone Number): ________________________________________________________________________________________

9.  TAXPAYER ID NUMBER: ___________________________________________________________________________________________________________

PROPOSED INSURED DATA                                                                                          [ ] SEE CENSUS

10. FIRST/MIDDLE NAME: _____________________________________________ LAST NAME & SUFFIX: __________________________________________

11. TITLE: ________________________________________________________________________________________________________________________

12. ADDRESS: ______________________________________________________________________________________________________________________
                         Street & Number                      City                      State                      Zip Code

13. COUNTY OF RESIDENCE: _________________________________________ 14. SEX: [ ] Male     [ ] Female

15. DATE OF BIRTH (MM/DD/YYYY): __________________________________ 16. SOCIAL SECURITY NUMBER: ____________________________________

POLICY DATE

17. INITIAL POLICY DATE:        _______ /______ /______
                                  Month   Day     Year

PLAN TYPE DESCRIPTION

18. PLAN TYPE:       [ ] Collateral Assignment Split Dollar       [ ] SERP            [ ] Deferred Compensation
                     [ ] Endorsement Split Dollar                 [ ] 162 Bonus       [ ] Other ___________________________________

304-650
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                                                                               1

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
POLICY INFORMATION

19. a. POLICY TYPE:                    [ ] CorpExecVUL             [ ] CSVUL             [ ] CSUL            [ ] Other _____________
                                       [ ] BOLI 20                 [ ] BOLI              [ ] PPVUL

    b. IRC SECTION 7702 TEST ELECTION: [ ] Guideline Premium       [ ] Cash Value Accumulation

    c. TOTAL FACE AMOUNT:              $________________________________________________________________     [ ] See Census

    d. PREMIUM:                        Initial Paid $_____________________Year 2 $______________________     [ ] See Census

    e. MODE:                           [ ] Annually                [ ] Semi-Annually     [ ] Quarterly       [ ] Other _____________

    f. DEATH BENEFIT OPTION:           [ ] Option 1                [ ] Option 2          [ ] Option 3 (if applicable)

    g. UNISEX ISSUE:                   [ ] Yes                     [ ] No

    h. RIDERS:                         [ ] ACSV                    [ ] ATR   [ ] LTR    [ ] STR              [ ] Other _____________

                                       Term Face Amount: $__________________             [ ] See Census

BENEFICIARY

[ ]  CHECK IF BENEFICIARY IS SAME AS OWNER (if checked, please skip remainder of this section)

20. PRIMARY: ______________________________________________________________________________________________________________________

    a. TAX ID NUMBER: ________________________________________________ b. SOCIAL SECURITY #: ______________________________________

    c. RELATIONSHIP TO INSURED: ___________________________________________________________________________________________________

    d. DATE OF TRUST: ________________________________________________ e. DATE OF LAST AMENDMENT: _________________________________

21. SECONDARY: ____________________________________________________________________________________________________________________

    a. TAX ID NUMBER: ________________________________________________ b. SOCIAL SECURITY #: ______________________________________

    c. RELATIONSHIP TO INSURED: ___________________________________________________________________________________________________

    d. DATE OF TRUST: ________________________________________________ e. DATE OF LAST AMENDMENT: _________________________________

         CERTIFIED COPY(IES) OF TRUST (AND LAST AMENDMENT, IF ANY) OR INTER-VIVOS FORM MUST BE ATTACHED TO THE APPLICATION

REPLACEMENT

22. a. DOES THE LIFE INSURANCE FOR WHICH YOU ARE APPLYING REPLACE, IN WHOLE OR IN PART, ANY EXISTING LIFE
       INSURANCE OR ANNUITY CONTRACT(S)?                                                                        [ ] Yes   [ ] No

    b. DO YOU INTEND, NOW OR IN THE FUTURE, TO TAKE A LOAN AGAINST THE CASH VALUE OF ANY POLICY PRESENTLY IN
       FORCE BECAUSE OF THE NEW POLICY FOR WHICH YOU ARE APPLYING?                                              [ ] Yes   [ ] No

    c. IS THE POLICY FOR WHICH YOU ARE APPLYING THE RESULT OF A 1035 EXCHANGE?                                  [ ] Yes   [ ] No

    IF "YES" TO ANY ABOVE, PLEASE COMPLETE THE FOLLOWING:

    Insurance Company: __________________________________________________________   Policy Number: ________________________________

    Type of Plan: _______________________________________________________________   Amount: _______________________________________

    Name of Insured: ______________________________________________________________________________________________________________

                     IF MORE THAN ONE POLICY BEING REPLACED, PLEASE USE ADDITIONAL INFORMATION/DETAILS SECTION

304-650


                                                                               2

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
WORK REQUIREMENT

23. DURING THE LAST 3 MONTHS, HAS THE PROPOSED INSURED(S) BEEN ACTIVELY AND CONTINUOUSLY AT WORK ON A FULL-TIME BASIS (AT LEAST 30
    HOURS PER WEEK) EXCEPT VACATIONS, NORMAL NON-WORKING DAYS, AND OTHER ABSENCES TOTALING NOT MORE THAN 5 DAYS?     [ ] Yes [ ] No
    If "No", please include details: ______________________________________________________________________________________________

    _______________________________________________________________________________________________________________________________

    _______________________________________________________________________________________________________________________________

NICOTINE USAGE                                                                                          [ ] SEE CENSUS

[ ] UNISMOKER   (If Unismoker is being applied for, please check here and do not complete the remainder of this section.)

24. HAS THE PROPOSED INSURED USED TOBACCO, NICOTINE OR ANY NICOTINE SUBSTITUTION PRODUCT IN ANY FORM IN THE LAST 12 MONTHS?
[ ] Yes [ ] No If "Yes", please indicate type used and date of last use: __________________________________________________________

___________________________________________________________________________________________________________________________________

PAYMENT DATA

Any check tendered must be payable to New York Life Insurance and Annuity Corporation (NYLIAC). Do not make any check payable to the Agent/Registered Representative. Do not leave the payee blank. Any check will be received subject to collection. Please verify wire transfer instructions with our Executive Benefits Office at (888) 695-4748. You will receive confirmation of the wire transfer within 24 hours.

ILLUSTRATION

DO NOT COMPLETE THIS SECTION IF: 1. A VARIABLE PRODUCT IS BEING APPLIED FOR; OR 2. A SIGNED ILLUSTRATION IS NOT REQUIRED BY LAW; OR
3. AN ILLUSTRATION WAS SIGNED AND MATCHES THE POLICY APPLIED FOR.

I, the Applicant, acknowledge that:

[ ] An illustration was not shown or given to me.

[ ] An illustration was shown or given to me, but the policy applied for is different from the illustration.

[ ] An illustration was displayed to me on a screen. The displayed illustration matches the policy(ies) applied for, but no printed copy of the illustration was furnished. The illustration on the screen included the following personal information.

    [ ] See Census
    Type of Policy: _______________________________________________ Proposed Insured: _____________________________________________
    Initial Death Benefit: ________________________________________ Rating/Class: _________________________________________________
    Age: _____________________________
    Sex: _____________________________

I also acknowledge that I did not sign an illustration for the reason stated above and I understand that an illustration matching the policy as issued will be provided for signature no later than at the time the policy is delivered.

ADDITIONAL INFORMATION/DETAILS

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

304-650
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                                                                               3

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
AGREEMENT

THOSE PERSONS WHO SIGN BELOW AGREE THAT:

1. All of the statements in this application are correctly recorded, and are complete and true to the best of the knowledge and belief of those persons who made them. Answers that are not true and complete may, subject to the policy's Incontestability
   Provision, invalidate coverage.

2. No agent or medical examiner has any right to accept risks, make or change contracts, or give up any of NYLIAC's rights or requirements.

3. The issuance of the policy is contingent on the completion and NYLIAC's receipt of the Census Data and the Consent to Insurance, if attached, which are incorporated into and becomes a part of this application.

4. To put a policy or benefit issued in response to this application in force, the policy or written evidence of the benefit must be delivered to the Applicant and the full first premium paid while all persons to be covered are living. If temporary coverage, with respect to a policy or benefit, is not in effect at time of delivery, there must not have been any material change in the insurability of the persons to be insured, as described by the statements in the application; this means that these statements must still be complete and true as if made at the time of delivery.

5. The policy date is the date from which policy charges are calculated and become due. The effective date of coverage is the later of the policy date or the date the first premium is paid. Unless Binder coverage is obtained, coverage does not begin until the effective date. If the policy date is earlier than the effective date of coverage, the Policyowner pays policy charges calculated beginning on that earlier policy date although coverage does not begin until the effective date.

   At the time of the application, or on or before the effective date, the Applicant or Policyowner can select a policy date. The policy date may be chosen to correspond to the effective date, to obtain a lower premium rate based on a younger insurance age, because it is preferable to pay premiums on that date or have policy values accrue as on that date, or for other reasons. If no specific policy date is selected, and if no Binder coverage is obtained, the policy date will be the date that the initial premium is received.

TAX CERTIFICATION

Under penalties of perjury, I (as the Owner named in Question 1, 6, or 10) certify that: (1) The Social Security or Employer ID
Number shown in this application is the correct Social Security or taxpayer identification number, or I am awaiting a number to be issued to me (write "awaiting TIN" in Question 4 or 9); (2) I am not subject to back up withholding because: (a) I am exempt from backup withholdings; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding. (Cross out item
2 if the IRS has notified you that you are subject to backup withholding.) AND (3) I am a U.S. person (including a U.S. resident alien).

              THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN
                                     THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

SIGNATURES

By signing below, I/We understand that I/We are acknowledging and agreeing to all of the statements and representations made in this application, including sections entitled, Illustration (if applicable), Agreement and Tax Certification. As Owner, I/We accept and adopt as true all the statements in this application made by the Proposed Insured, including all the statement made on pages 5 and 6.

Dated at ______________________________________________________  On _______________________________________________________________
                                (City/State)                                                     (Month/Day/Year)

I CERTIFY I HAVE TRULY AND ACCURATELY RECORDED ALL ANSWERS GIVEN TO ME.


_______________________________________________________________  __________________________________________________________________
Witness - Registered Representative/Producer/Agent               Signature of Owner

_______________________________________________________________  __________________________________________________________________
Producer/Agent License Number (if required)                      Print Name & Title


_______________________________________________________________  __________________________________________________________________
Countersigned by Licensed Resident Producer/Agent (if required)  Signature of Program Sponsor (if other than Owner)

_______________________________________________________________  __________________________________________________________________
Producer/Agent License Number (if required)                      Print Name & Title


_______________________________________________________________  __________________________________________________________________
Counter Code #/Surname (if required)                             Signature of Proposed Insured

304-650
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                                                                               4

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
                                   TO BE COMPLETED BY PROPOSED INSURED FOR SIMPLIFIED ISSUE ONLY

PROPOSED INSURED DATA

FIRST/MIDDLE NAME: ________________________________________________________________________________________________________________
LAST NAME & SUFFIX: _______________________________________________________________________________________________________________
TITLE: ____________________________________________________________________________________________________________________________
ADDRESS: __________________________________________________________________________________________________________________________
                        Street & Number                         City                    State                   Zip Code

COUNTY OF RESIDENCE: _______________________________________________ SEX:   [ ] Male     [ ] Female
DATE OF BIRTH (MM/DD/YYYY): ________________________________________ SOCIAL SECURITY NUMBER: ______________________________________

WORK REQUIREMENT

DURING THE LAST 3 MONTHS, HAS THE PROPOSED INSURED BEEN ACTIVELY AND CONTINUOUSLY AT WORK ON A FULL-TIME BASIS (AT LEAST 30 HOURS
PER WEEK) EXCEPT VACATIONS, NORMAL NON-WORKING DAYS, AND OTHER ABSENCES TOTALING NOT MORE THAN 5 DAYS?               [ ] Yes [ ] No
If "No", please include details: __________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

NICOTINE USAGE                                                                                  [ ] SEE CENSUS

[ ]  UNISMOKER     (If Unismoker is being applied for, please check here and do not complete the remainder of this section.)

HAS THE PROPOSED INSURED USED TOBACCO, NICOTINE OR ANY NICOTINE SUBSTITUTION PRODUCT IN ANY FORM IN THE LAST 12 MONTHS?
[ ] Yes   [ ] No   If "Yes", please indicate type used and date of last use: ______________________________________________________

___________________________________________________________________________________________________________________________________

SIMPLIFIED ISSUE

ANSWER THIS SECTION ONLY FOR SIMPLIFIED ISSUE:                                                                            YES  NO

For all "Yes" answers, please circle all that apply and provide details (including names, addresses of doctors and list any prescriptions) in Additional Information/Details section on page 3.

1.  IN THE LAST 10 YEARS, HAS PROPOSED INSURED:

    (a) Had, or been treated for: heart trouble, angina, stroke, irregular pulse, hypertension, diabetes,
        cancer or tumor?                                                                                               [ ]   [ ]
    (b) Been treated or diagnosed for AIDS or other immune system disorder?                                            [ ]   [ ]
    (c) Used cocaine or other controlled substance, or been counseled, treated or hospitalized for drug or alcohol
        use?                                                                                                           [ ]   [ ]
    (d) Been counseled, treated or hospitalized for any psychiatric, emotional or mental health condition?             [ ]   [ ]

2.  IN THE LAST 2 YEARS, HAS PROPOSED INSURED BEEN IN A HOSPITAL OR OTHER MEDICAL FACILITY FOR MORE THAN 5 DAYS?       [ ]   [ ]
3.  IN THE LAST 2 YEARS, HAS PROPOSED INSURED HAD OR BEEN TREATED FOR:
    (a) Unexplained weight loss or swollen glands; recurring diarrhea, fever or infection; persistent cough,
        pneumonia, or thrush?                                                                                          [ ]   [ ]
    (b) Edema, transient visual loss, muscle weakness, disorder of the back or spine, shortness of breath, or
        internal bleeding?                                                                                             [ ]   [ ]
    (c) Kidney, liver, pancreas, intestinal, blood, circulatory, or chronic respiratory or back disorder, seizures
        or other nervous system disorder?                                                                              [ ]   [ ]
4.  HAS PROPOSED INSURED:
    (a) In the last 5 years, been arrested, convicted, or imprisoned for any reason or had his or her driver's license suspended or revoked? (If yes, give details, dates, driver's license number and state license is
        held in Details section)                                                                                       [ ]   [ ]
    (b) In last 2 years, piloted or been a crew member of an aircraft, engaged in motorcycle driving, motorized racing, snowmobile driving, scuba diving, skydiving, ballooning, parachuting, hang-gliding, mountaineering,
        ultralight flying, or rodeo riding, or now intends to do so? (If yes, submit Form 7663)                        [ ]   [ ]

5.  WHAT IS PROPOSED INSURED'S:
    (a) Height: ___________ ft __________________in
    (b) Weight: _________________________________lbs
    (c) Occupation(s): _____________________________________________________________________________________________
    (d) Duties: ____________________________________________________________________________________________________

                ____________________________________________________________________________________________________

                ____________________________________________________________________________________________________

304-650
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                                                                               5

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
                          ACKNOWLEDGEMENT AND SIGNATURE OF THE PROPOSED INSURED FOR SIMPLIFIED ISSUE ONLY

ACKNOWLEDGEMENT

I, the Proposed Insured, have been given a copy of "Information Practices Related to Underwriting Your Application" which tells how
New York Life Insurance Annuity Corporation obtains and uses data about me. It includes the notice required by the state and federal Fair Credit Reporting Acts and a description of MIB, Inc. (Medical Information Bureau).

AUTHORIZATIONS

In this Authorization, "I" means the Proposed Insured and "the Insurer" means New York Life Insurance and Annuity Corporation and its respective agents, employees, and representatives. In order to see if (and on what basis) I qualify for the insurance applied for or any other insurance offered by any of the insurers identified above, I authorize the following:

MEDICAL INFORMATION-Physicians or practitioners/ hospitals; medical or medically related facilities; laboratories; insurance companies; or MIB may give to the Insurer (or any consumer reporting agency acting in its behalf) and to any of its reinsurers data and copies of records that they may have about my physical and mental health. The data and records may include important history, findings, diagnoses and treatment.

OTHER UNDERWRITING INFORMATION-MIB and other insurance companies may give to the Insurer and to any of its reinsurers data about:
my driving record; any criminal activity or association; hazardous sport or aviation activity; use of alcohol or drugs; any claim of eligibility for disability income benefits; and other applications for insurance.

EXAMINATIONS AND TESTS-The Insurer may obtain physical examinations or medical tests deemed necessary to underwrite my application.
These tests (where permitted by law) may include, but are not limited to, electrocardiograms, chest x-rays and test of blood and urine to determine, among other things, exposure to causative agents of disease (for example, exposure to the AIDS virus) and the presence of drugs. However, a separate notification/authorization form will be provided with respect to testing for the AIDS virus.

INVESTIGATIVE CONSUMER REPORT-The Insurer may obtain an investigative consumer report and may give the consumer reporting agency information concerning the amount and type of my coverage and my use, if any, of tobacco. The report may add to or confirm the types of data mentioned above. It may also contain data about: my identity; age; residence; marital status; past and present jobs
(including work duties); economic conditions; driving record; personal and business reputation in the community; and mode of living; but will not include any information relating directly or indirectly to sexual orientation.

IDENTIFICATION-To obtain the data described above, the Insurer may give my name, address, and date and place of birth to the above persons or organization.

RELEASE OF INFORMATION TO OTHERS-When necessary, the Insurer may give data about me that affects my insurability to: its subsidiaries; its affiliates; its parent company; its agents and their staff; its reinsurers; and the Insurer and its reinsurers may give such data to MIB. However, this will not be done in connection with information relating the AIDS virus. I also authorize the release of these same types of data about any of my children who are to be insured. This authorization may be used for a period of 24 months from the date signed below unless sooner revoked. I may revoke this Authorization at anytime by notifying the Insurer in writing. I understand that such revocation may be a basis for denying an application and failure to sign this Authorization may impair the ability of a regulated insurance agency to process applications and may be a basis for denying an application. This revocation will not be effective to the extent the Insurer or any other person already has disclosed or collected information or taken other action in reliance on it. The information the Insurer obtains through this Authorization may become subject to further disclosure. For example, the Insurer may be required to provide it to an insurance regulatory or other government agency. In this case, the information may no longer be protected by the rules governing this Authorization. A photocopy of this Authorization and request form shall be as valid as the original. I know that I may request a copy of this Authorization. (Please provide a copy to
me. _____________ Initial if required.)

PROPOSED INSURED SIGNATURE

By signing below, I understand that I am acknowledging and agreeing to all of the statements and representations made by me on page
5 and 6 in the sections entitled, Proposed Insured Data, Work Requirement, Nicotine Usage, Simplified Issue, Acknowledgement and
Authorizations.

Date ____________________________________________________
                        (Month/Day/Year)


_______________________________________________________________  __________________________________________________________________
Signature of Proposed Insured                                    Print Name of Proposed Insured

304-650
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                                                                               6

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
(NEW YORK LIFE LOGO)                                    PRODUCER'S STATEMENT
                                                   (Not Part of the Application)

REPLACEMENT

1.  BY REASON OF THIS TRANSACTION, IS REPLACEMENT INVOLVED?   [ ] Yes     [ ] No
    If "Yes", please provide details below:
    _______________________________________________________________________________________________________________________________

    _______________________________________________________________________________________________________________________________

PRODUCER INFORMATION

2.  PRODUCER NAME: ________________________________________________________________________________________________________________
                                        Last                        First                          Middle

3.  PRODUCER ADDRESS: _____________________________________________________________________________________________________________
                                 Street                      City                         State                      Zip Code

4.  TELEPHONE: _____________________________________________

5.  BROKER/DEALER NAME: ___________________________________________________________________________________________________________

6.  BROKER/DEALER ADDRESS: ________________________________________________________________________________________________________
                                 Street                      City                         State                      Zip Code

7.  IN WHICH STATES WILL THIS POLICY BE ISSUED? ___________________________________________________________________________________

8.  ARE YOU LICENSED IN THESE STATES? [ ] Yes     [ ] No       9. IS YOUR BROKER/DEALER LICENSED IN THESE STATES? [ ] Yes   [ ] No

10. ARE YOU APPOINTED WITH NEW YORK LIFE IN THESE STATES? [ ] Yes     [ ] No

11. IS YOUR BROKER/DEALER APPOINTED WITH NEW YORK LIFE IN THESE STATES?   [ ] Yes     [ ] No

SIGNATURES

I declare that: (a) the application was secured by me personally, and that I have no understanding or agreement with any other person, directly or indirectly, as to commissions or compensation on any applied for, except as may be specified below; and (b) I have not paid or allowed, and I agree that I will not hereafter pay or allow either directly or indirectly, any compensation or commission other than below, or any rebate of premium in any manner whatsoever.

 Dated at _____________________________________________________  On _______________________________________________________________
                        (City/State)                                                     (Month/Day/Year)


_______________   _______________________   ___________________________________________   _________________________________________
Share %           Code Number               Surname (Please Print)                        Signature

Any other person(s) sharing commissions:


_______________   _______________________   ___________________________________________   _________________________________________
Share %           Code Number               Surname (Please Print)                        Signature


_______________   _______________________   ___________________________________________   _________________________________________
Share %           Code Number               Surname (Please Print)                        Signature


_______________   _______________________   ___________________________________________   _________________________________________
Share %           Code Number               Surname (Please Print)                        Signature


_______________   _______________________   ___________________________________________   _________________________________________
Share %           Code Number               Surname (Please Print)                        Signature


_______________   _______________________   ___________________________________________   _________________________________________
Share %           Code Number               Surname (Please Print)                        Signature

                              (NEW YORK LIFE LOGO)
                                 SERVICE OFFICE:
                          11400 TOMAHAWK CREEK PARKWAY
                                    SUITE 200
                                LEAWOOD, KS 66211
                            ATTN: EXECUTIVE BENEFITS
                                 1-888-695-4748

                                             (BAR CODE)
                                           APSEXPEDITE 01

(NEW YORK LIFE LOGO)   [ ] NEW YORK LIFE INSURANCE COMPANY

                       [ ] NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (A Delaware Corporation)

                       [ ] NYLIFE INSURANCE COMPANY OF ARIZONA (NOT LICENSED IN EVERY STATE)

ATTENDING PHYSICIAN'S STATEMENT/EXPEDITE ORDER FORM

              OPTIONAL FORM TO SUBMIT WITH THE APPLICATION PART I

If your client requires an age and amount APS or has a known medical history, expedite the ordering of the APS by completing this form.

FULL NAME OF PROPOSED INSURED

DATE OF BIRTH                           SOCIAL SECURITY NUMBER

LIST NAME, ADDRESS AND PHONE NUMBER OF PRIMARY CARE PHYSICIAN VISITED IN THE PAST 5 YEARS:

                                                                MEDICATION OR
PROVIDER NAME, ADDRESS AND PHONE NUMBER   REASON FOR VISIT   TREATMENT PROVIDED   DATE
---------------------------------------   ----------------   ------------------   ----

List name, address and phone number of all other physicians, and of health care providers, medical facilities, or hospitals visited or referred to in the past 5 years:

                                                                MEDICATION OR
PROVIDER NAME, ADDRESS AND PHONE NUMBER   REASON FOR VISIT   TREATMENT PROVIDED   DATE
---------------------------------------   ----------------   ------------------   ----

ADDITIONAL DETAILS (RESULTS, DIAGNOSTIC TESTS, ETC.):

LIST ALL MEDICATIONS, BOTH PRESCRIBED AND OVER THE COUNTER, NOT LISTED ABOVE, TAKEN ON A REGULAR
BASIS WITHIN THE LAST 12 MONTHS:

               MEDICATION                                 REASON                  DATE
---------------------------------------   --------------------------------------  ----

22313.100

                                                                                                                         209-500 ICC
                                                             (BAR CODE)
                                                             AGTSTMT 01

                                                           AGENT STATEMENT
                                                     Not Part of the Application

PRIMARY INSURED

First Name                       Middle Name              Last Name

1. LICENSING AND JURISDICTION

Plan _______________________________________________________________  Date of application _________ /_________ /_________

In which state did the Applicant sign the application? _____________  In which state does the Applicant reside? ____________________

In which state is the Applicant employed? __________________________  Was the Applicant's signature obtained by mail? [ ] Yes [ ] No

In which state did the Primary Insured sign the application? _______  In which state does the Primary Insured reside? ______________

Was the Primary Insured's signature obtained by mail? [ ] Yes [ ] No  In which state does the Owner reside?  _______________________

In which state will the policy be delivered?  ______________________  Will the policy be delivered by mail? [ ] Yes [ ] No

2. CUSTOMER VERIFICATION (COMPLETE FOR ALL OWNERS)

PER FEDERAL REGULATIONS, PLEASE AFFIRM WHICH ACCEPTABLE PROOF OF IDENTIFICATION WAS PRESENTED BY THE OWNER(S) OF THE CONTRACT AT THE
TIME OF APPLICATION. DOCUMENTATION MUST BE AN ORIGINAL AND MUST NOT BE EXPIRED. A PHOTOCOPY OF THE DOCUMENT IS NOT VALID.

INDIVIDUAL: [ ] Driver's License   [ ] Passport   [ ] Government or State Issued Photo ID

Must verify: Number ________________________________________________  Issuing Authority (Country or State) _________________________
             Expiration Date _________ /_________ /_________

BUSINESS, PARTNERSHIP, CORPORATION OR TRUST: [ ] Government Issued Business License    [ ] Partnership Agreement
                                             [ ] Certified Articles of Incorporation   [ ] Trust Agreement

             Date of Document _________ /_________ /_________

TO WHOM WAS THE PROOF OF IDENTIFICATION PRESENTED? [ ] Agent   [ ] Licensed Service Assistant

If Owner's TIN is pending at the time of application, the date the Owner applied for the TIN must be provided. _________ /_________ /_________

For Additional Owners, identify each by name and provide all the above information for each (Type, Number, Expiration, etc.) or submit a separate Identification and Verification Form (22502).

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

MILITARY SALES

Is the Applicant (or Owner, if other than Applicant) an active duty Service Member of the United States Armed Forces or a dependent family member of a Service Member? [ ] Yes [ ] No (IF "YES", NOTICE TO MILITARY SERVICE MEMBERS, FORM #22774, IS REQUIRED. ANSWER
REQUIRED ONLY FOR INDIVIDUALS APPLYING FOR NEW BUSINESS.)

SOURCE OF FUNDS

Type of new plan: [ ] Fixed Life   [ ] Variable Life

FOR FIXED LIFE PLAN ONLY: Will the Applicant use proceeds from the redemption, surrender, withdrawal, loan, or sale of an existing variable life insurance policy, variable annuity contract, mutual fund, or other securities product to pay premiums on the proposed
life insurance policy? [ ] Yes   [ ] No (SOURCE OF FUNDS FORM 22692 REQUIRED IF ANSWER IS "YES")

3. HOW WELL KNOWN

How well do you know the Primary Insured? (Select one)

[ ] Approached by Primary Insured   [ ] Casually, for _________ years   [ ] Met on solicitation

[ ] Well, for _________ years   [ ] Referral from NYL Agent   [ ] Relative (relationship)______________________________   [ ] Self

If this sale is a result of a lead you received from New York Life, please provide the lead source.
(Name of campaign)________________________________________

106.100

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
                                                             (BAR CODE)
                                                             AGTSTMT 02
4. PURPOSE (SELECT ALL THAT APPLY)

[ ] Retirement Planning        [ ] Income to Surviving Spouse and/or Children   [ ] Split Dollar - Endorsement
[ ] College Funding            [ ] Mortgage Protection                          [ ] Non-Qualified Deferred Compensation
[ ] Gift to Child/Grandchild   [ ] Estate Conservation                          [ ] Tax-Qualified Plan Purchase
[ ] Key Employee               [ ] Creditor                                     [ ] Other
[ ] Buy/Sell                   [ ] Executive Bonus

5. POLICYOWNER INFORMATION (COMPLETE ONLY IF OWNER IS AN INDIVIDUAL)

Marital status:   [ ] Married  [ ] Single   [ ] Divorced   [ ] Separated   [ ] Widowed

Number of Dependents: (including spouse) __________ Ages _________________ Is Policyowner a homeowner? [ ] Yes [ ] No

Household Income:   [ ] None                  [ ] $15,000 and below     [ ] $15,001 - $50,000    [ ] $50,001 - $100,000
                    [ ] $100,001 - $250,000   [ ] $250,001 - $500,000   [ ] $500,001 and above

6. REQUIREMENTS PROCESSING

Is there a concurrent application related to this application? [ ] Yes [ ] No   Policy number and details __________________________

Are you using requirements from a previous application?        [ ] Yes [ ] No   ____________________________________________________

7. ADDITIONAL INFORMATION

Please provide any information that is pertinent to the underwriting process that was not disclosed on the Application.

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

AOL % _____________ Do you want the additional amount on the AOL policy to be issued as a 5 year term rider?   [ ] Yes   [ ] No

8. COMPENSATION

Are you requesting advance commissions? (If applicable)   [ ] Yes   [ ] No

For plans with Choice Compensation: (Select one) [ ] 1) FYC only    [ ] 2) FYC + Trailers    [ ] 3) FYC + Expense Allowance

9. DECLARATION ("I" REFERS TO THE SOLICITING AGENT)

I Declare that: a) the application was secured by me personally, and that I have no understanding or agreement with any other person or company, directly or indirectly, as to commissions or compensation on any policy or contract applied for, except as may be specified below; and b) I have not paid or allowed, and I agree that I will not hereafter pay or allow, either directly or indirectly, any compensation or commission other than below, or any rebate of premium in any manner whatsoever to the Applicant or
Owner I acknowledge and represent. (1) I, or an interpreter as indicated on the application, read each question on the application
(including any applicable health questionnaire), and explained the provisions and limitations of the coverage applied for to the
Proposed Insured, Applicant (if not the Proposed Insured) and the Owner, in English, or, as indicated on the application, in another language understood by the Proposed Insured/Applicant/Owner as applicable, and I accurately recorded his/her responses; (2) If prepayment was collected, I gave the receipt and explained that coverage is provided only as stated in the Temporary Coverage
Agreement, and that it is limited in amount and have promptly submitted the prepayment to the Company; (3) All information provided on this Report, or in response to Company inquiries about the application or the Proposed Insured, is true and correct to the best of my knowledge and belief; (4) I have used only Company approved sales material in connection with this application; and copies of all materials used have been left with the Applicant and that (5) I gave any other required form(s), including THE INFORMATION
PRACTICES AND PRIVACY NOTICES on or before the date the application was signed.

____________________________________________________________________________________________________________________________________


______    ____________   _____________________________________    ______________________________________    ________________________
Share %     Code No.     Print Last Name                          Signature (Soliciting Agent)              Date


______    ____________   _____________________________________    ______________________________________
Share %     Code No.     Print Last Name                          Signature (Optional)                                   "OFFICE"
                                                                                                                      STAMP DATE RE-
                                                                                                                        CEIVED HERE
______    ____________   _____________________________________    ______________________________________              --------------
Share %     Code No.     Print Last Name                          Signature (Optional)

                                    NAMES AND CONTACT INFORMATION OF FOUR FRIENDS AND RELATIVES

1. _____________________________________________________________   3. ______________________________________________________________

   _____________________________________________________________      ______________________________________________________________

2. _____________________________________________________________   4. ______________________________________________________________

   _____________________________________________________________      ______________________________________________________________

                                   (BAR CODE)
                                  REPLCMNT 01

          IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES

IMPORTANT CONSIDERATIONS IF YOU ARE CONTEMPLATING REPLACING YOUR EXISTING POLICY
                               OR ANNUITY CONTRACT

A replacement may not be in your best interest, or your decision could be a good one. You should make a careful comparison of the costs and benefits of your existing policy or annuity contract and the proposed policy or annuity contract. One way to do this is to ask the company or producer that sold you your existing policy or annuity contract to provide you with information concerning your existing policy or annuity contract.

This may include an illustration of how your existing policy or annuity contract is working now and how it would perform in the future based on certain assumptions. Illustrations should not, however, be used as a sole basis to compare policies or annuity contracts. You should discuss the following with your producer to determine whether replacement or financing your purchase makes sense:

               PREMIUMS                               POLICY VALUES
-------------------------------------   ----------------------------------------
-    Are they affordable?               -    New policies usually take longer
                                             to build cash values and to pay
-    Could they change?                      dividends.

-    You're older--are premiums         -    Acquisition costs for the old
     higher for the proposed new             policy may have been paid, you
     policy?                                 will incur costs for the new
                                             one.
-    How long will you have to pay
     premiums on the new policy? On     -    What surrender charges do the
     the old policy?                         policies have?

                                        -    What expense and sales charges
                                             will you pay on the new policy?

                                        -    Does the new policy provide more
                                             insurance coverage?

                                          IF YOU ARE KEEPING THE OLD POLICY AS
             INSURABILITY                         WELL AS THE NEW POLICY
-------------------------------------   ----------------------------------------
-    If your health has changed since   -    How are premiums for both
     you bought your old policy, the         policies being paid?
     new one could cost you more, or
     you could be turned down.          -    How will the premiums on your
                                             existing policy be affected?
-    You may need a medical exam for
     a new policy.                      -    Will a loan be deducted from
                                             death benefits?
-    Claims on most new policies for
     up to the first two years can be   -    What values from the old policy
     denied based on inaccurate              are being used to pay premiums?
     statements.

-    Suicide limitations may begin
     anew on the new coverage.

IF YOU ARE SURRENDERING AN ANNUITY OR      OTHER ISSUES TO CONSIDER FOR ALL
   INTEREST SENSITIVE LIFE PRODUCT                   TRANSACTIONS
-------------------------------------   ----------------------------------------
-    Will you pay surrender charges     -    What are the tax consequences of
     on your old annuity contract?           buying the new policy?

-    What are the interest rate         -    Is this a tax-free exchange?
     guarantees for the new annuity          (See your tax advisor)
     contract?
                                        -    Is there a benefit from
-    Have you compared the contract          favorable "grandfathered"
     charges or other policy                 treatment of the old policy
     expenses?                               under the federal tax code?

                                        -    Will the existing insurer be
                                             willing to modify the old
                                             policy?

                                        -    How does the quality and
                                             financial stability of the new
                                             company compare with your
                                             existing company?

New York Life Insurance Company - 51 Madison Avenue - New York, NY 10010

New York Life Insurance and Annuity Corporation (A Delaware Corporation)
- 51 Madison Avenue - New York, NY 10010

NYLIFE Insurance Company of Arizona (a subsidiary of New York Life) 4343 North Scottsdale Rd., Suite 220, Scottsdale, AZ 85251 - (not licensed in every state)

22190.100                         CUSTOMER COPY

                                   (BAR CODE)
                                  REPLCMNT 02

          IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES

THIS DOCUMENT MUST BE SIGNED BY THE APPLICANT AND THE PRODUCER, AND A COPY LEFT
                               WITH THE APPLICANT.

You are contemplating the purchase of a life insurance policy or annuity contract. In some cases the purchase may involve discontinuing or changing an existing policy or annuity contract. If so, a replacement is occurring. Financed purchases are also considered replacements.

A replacement occurs when a new policy or annuity contract is purchased and, in connection with the sale, you discontinue making premium payments on the existing policy or annuity contract, or an existing policy or annuity contract is surrendered, forfeited, assigned to the replacing insurer, or otherwise terminated or used in a financed purchase.

A financed purchase occurs when the purchase of a new life insurance policy involves the use of funds obtained by the withdrawal or surrender of or by borrowing some or all of the policy values, including accumulated dividends, of an existing policy, to pay all or part of any premium or payment due on the new policy. A financed purchase is a replacement.

You should carefully consider whether a replacement is in your best interest. You will pay acquisition costs and there may be surrender costs deducted from your policy or annuity contract. You may be able to make changes to your existing policy or annuity contract to meet your insurance needs at less cost. A financed purchase will reduce the value of your existing policy and may reduce the amount paid upon the death of the insured.

We want you to understand the effects of replacement before you make your purchase decision and ask that you answer the following questions and consider the questions on the reverse side of this form.

1.   Do you own any existing life insurance policies or         [ ] YES   [ ] NO
     annuity contracts? (IF "YES", COMPLETE QUESTIONS 2, 3
     AND 4 BELOW. IF "NO", DO NOT ANSWER QUESTIONS 2, 3
     AND 4.)

2.   Are you considering discontinuing making premium           [ ] yes   [ ] no
     payments, surrendering, forfeiting, assigning to the insurer, or otherwise terminating your existing policy or annuity contract?

3.   Are you considering using funds from your existing         [ ] yes   [ ] no
     policies or annuity contracts to pay premiums due on the new policy or annuity contract?

4.   Is the life insurance policy or annuity contract for       [ ] yes   [ ] no
     which you are applying, to be the result of a 1035 exchange?

If you answered "Yes" to questions 2, 3, or 4, list each existing policy or annuity contract you are contemplating replacing. Also identify for each policy whether it will be replaced, used as a source of financing or replaced in conjunction with a 1035 exchange. (IF ADDITIONAL SPACE IS REQUIRED, COMPLETE ANOTHER FORM.)

Name of Insurance Company _____________________________________   Policy or Annuity Contract #___________
                                                                  [ ] Replaced   [ ] 1035 Exchange
Name of Insured or Annuitant __________________________________   [ ] Financed

Name of Insurance Company _____________________________________   Policy or Annuity Contract #___________
                                                                  [ ] Replaced   [ ] 1035 Exchange
Name of Insured or Annuitant __________________________________   [ ] Financed

Name of Insurance Company _____________________________________   Policy or Annuity Contract #___________
                                                                  [ ] Replaced   [ ] 1035 Exchange
Name of Insured or Annuitant __________________________________   [ ] Financed

Name of Insurance Company _____________________________________   Policy or Annuity Contract #___________
                                                                  [ ] Replaced   [ ] 1035 Exchange
Name of Insured or Annuitant __________________________________   [ ] Financed

Make sure you know the facts. Contact your existing company or its producer for information about the old policy or annuity contract. At your request, the existing insurer must send you an in-force illustration, policy summary or available disclosure documents. Ask for and retain all sales material used by the producer in the sales presentation. Be sure that you are making an informed decision.

The existing policy(ies) or annuity contract(s) is/are being considered for replacement because _____________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

I DO NOT WANT THIS NOTICE READ ALOUD TO ME. _______ (APPLICANT MUST INITIAL ONLY IF THEY DO NOT WANT THE NOTICE READ ALOUD.)

 I CERTIFY THAT THE RESPONSES HEREIN ARE, TO THE BEST OF MY KNOWLEDGE, ACCURATE:

                                                                                                         "OFFICE" STAMP
   Applicant's Signature                      Applicant's Name (Printed)                Date           DATE RECEIVED HERE


   X                                          X                                         ___/___/___
   ----------------------------------------   ---------------------------------------

   PRODUCER ACKNOWLEDGEMENT: BY REASON OF THIS TRANSACTION, IS REPLACEMENT INVOLVED? [ ] YES [ ] NO
   Producer's Signature                       Producer's Name (Printed)                 Date


   X                                          X                                         ___/___/___
   ----------------------------------------   ---------------------------------------

22190.100                         CUSTOMER COPY

                                   (BAR CODE)
                                  REPLCMNT 01

          IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES

IMPORTANT CONSIDERATIONS IF YOU ARE CONTEMPLATING REPLACING YOUR EXISTING POLICY
                               OR ANNUITY CONTRACT

A replacement may not be in your best interest, or your decision could be a good one. You should make a careful comparison of the costs and benefits of your existing policy or annuity contract and the proposed policy or annuity contract. One way to do this is to ask the company or producer that sold you your existing policy or annuity contract to provide you with information concerning your existing policy or annuity contract.

This may include an illustration of how your existing policy or annuity contract is working now and how it would perform in the future based on certain assumptions. Illustrations should not, however, be used as a sole basis to compare policies or annuity contracts. You should discuss the following with your producer to determine whether replacement or financing your purchase makes sense:

               PREMIUMS                             POLICY VALUES
-------------------------------------   ----------------------------------------
-    Are they affordable?               -    New policies usually take longer
                                             to build cash values and to pay
-    Could they change?                      dividends.

-    You're older--are premiums
     higher for the proposed new        -    Acquisition costs for the old
     policy?                                 policy may have been paid, you
                                             will incur costs for the new
-    How long will you have to pay           one.
     premiums on the new policy? On
     the old policy?                    -    What surrender charges do the
                                             policies have?

                                        -    What expense and sales charges
                                             will you pay on the new policy?

                                        -    Does the new policy provide more
                                             insurance coverage?

                                        IF YOU ARE KEEPING THE OLD POLICY AS
              INSURABILITY                      WELL AS THE NEW POLICY
-------------------------------------   ----------------------------------------
-    If your health has changed since   -    How are premiums for both
     you bought your old policy, the         policies being paid?
     new one could cost you more, or
     you could be turned down.          -    How will the premiums on your
                                             existing policy be affected?
-    You may need a medical exam for
     a new policy.                      -    Will a loan be deducted from
                                             death benefits?
-    Claims on most new policies for
     up to the first two years can be   -    What values from the old policy
     denied based on inaccurate              are being used to pay premiums?
     statements.

-    Suicide limitations may begin
     anew on the new coverage.

IF YOU ARE SURRENDERING AN ANNUITY OR      OTHER ISSUES TO CONSIDER FOR ALL
   INTEREST SENSITIVE LIFE PRODUCT                   TRANSACTIONS
-------------------------------------   ----------------------------------------
-    Will you pay surrender charges     -    What are the tax consequences of
     on your old annuity contract?           buying the new policy?

-    What are the interest rate         -    Is this a tax-free exchange?
     guarantees for the new annuity          (See your tax advisor)
     contract?
                                        -    Is there a benefit from
-    Have you compared the contract          favorable "grandfathered"
     charges or other policy                 treatment of the old policy
     expenses?                               under the federal tax code?

                                        -    Will the existing insurer be
                                             willing to modify the old
                                             policy?

                                        -    How does the quality and
                                             financial stability of the new
                                             company compare with your
                                             existing company?

New York Life Insurance Company - 51 Madison Avenue - New York, NY 10010

New York Life Insurance and Annuity Corporation (A Delaware Corporation)
- 51 Madison Avenue - New York, NY 10010

NYLIFE Insurance Company of Arizona (a subsidiary of New York Life) 4343 North Scottsdale Rd., Suite 220, Scottsdale, AZ 85251 - (not licensed in every state)

22190.100

                                                       (BAR CODE)
                                                       REPLCMNT 0 2

                              IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES

           THIS DOCUMENT MUST BE SIGNED BY THE APPLICANT AND THE PRODUCER, AND A COPY LEFT WITH THE APPLICANT.

You are contemplating the purchase of a life insurance policy or annuity contract. In some cases the purchase may involve discontinuing or changing an existing policy or annuity contract. If so, a replacement is occurring. Financed purchases are also considered replacements.

A replacement occurs when a new policy or annuity contract is purchased and, in connection with the sale, you discontinue making premium payments on the existing policy or annuity contract, or an existing policy or annuity contract is surrendered, forfeited, assigned to the replacing insurer, or otherwise terminated or used in a financed purchase.

A financed purchase occurs when the purchase of a new life insurance policy involves the use of funds obtained by the withdrawal or surrender of or by borrowing some or all of the policy values, including accumulated dividends, of an existing policy, to pay all or part of any premium or payment due on the new policy. A financed purchase is a replacement.

You should carefully consider whether a replacement is in your best interest. You will pay acquisition costs and there may be surrender costs deducted from your policy or annuity contract. You may be able to make changes to your existing policy or annuity contract to meet your insurance needs at less cost. A financed purchase will reduce the value of your existing policy and may reduce the amount paid upon the death of the insured.

We want you to understand the effects of replacement before you make your purchase decision and ask that you answer the following questions and consider the questions on the reverse side of this form.

1.   Do you own any existing life insurance policies or annuity contracts? (IF "YES", COMPLETE
     QUESTIONS 2, 3 AND 4 BELOW.                                                                        [ ] YES   [ ] NO
     IF "NO", DO NOT ANSWER QUESTIONS 2, 3 AND 4.)

2.   Are you considering discontinuing making premium payments, surrendering, forfeiting, assigning
     to the insurer, or otherwise terminating your existing policy or annuity contract?                 [ ] YES   [ ] NO

3.   Are you considering using funds from your existing policies or annuity contracts to pay premiums
     due on the new policy or annuity contract?                                                         [ ] YES   [ ] NO

4.   Is the life insurance policy or annuity contract for which you are applying, to be the result of
     a 1035 exchange?                                                                                   [ ] YES   [ ] NO

If you answered "Yes" to questions 2, 3, or 4, list each existing policy or annuity contract you are contemplating replacing. Also identify for each policy whether it will be replaced, used as a source of financing or replaced in conjunction with a 1035 exchange. (IF ADDITIONAL SPACE IS REQUIRED, COMPLETE ANOTHER FORM.)

Name of Insurance Company __________________________________________________   Policy or Annuity Contract #_____________
                                                                               [ ] Replaced   [ ] 1035 Exchange
Name of Insured or Annuitant _______________________________________________   [ ] Financed

Name of Insurance Company __________________________________________________   Policy or Annuity Contract #_____________
                                                                               [ ] Replaced   [ ] 1035 Exchange
Name of Insured or Annuitant _______________________________________________   [ ] Financed

Name of Insurance Company __________________________________________________   Policy or Annuity Contract #_____________
                                                                               [ ] Replaced   [ ] 1035 Exchange
Name of Insured or Annuitant _______________________________________________   [ ] Financed

Name of Insurance Company __________________________________________________   Policy or Annuity Contract #_____________
                                                                               [ ] Replaced   [ ] 1035 Exchange
Name of Insured or Annuitant _______________________________________________   [ ] Financed

Make sure you know the facts. Contact your existing company or its producer for information about the old policy or annuity contract. At your request, the existing insurer must send you an in-force illustration, policy summary or available disclosure documents. Ask for and retain all sales material used by the producer in the sales presentation. Be sure that you are making an informed decision.

The existing policy(ies) or annuity contract(s) is/are being considered for replacement because ________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

I DO NOT WANT THIS NOTICE READ ALOUD TO ME ______ (APPLICANT MUST INITIAL ONLY IF THEY DO NOT WANT THE NOTICE READ ALOUD.)

   I CERTIFY THAT THE RESPONSES HEREIN ARE, TO THE BEST OF MY KNOWLEDGE, ACCURATE:

   Applicant's Signature                   Applicant's Name (Printed)               Date


   X                                       X
   _____________________________________   ______________________________________   _____ /_____/ _____        "OFFICE"
                                                                                                            STAMP DATE RE-
   PRODUCER ACKNOWLEDGEMENT: BY REASON OF THIS TRANSACTION, IS REPLACEMENT INVOLVED? [ ] YES   [ ] NO        CEIVED HERE

   Producer's Signature                    Producer's Name (Printed)                Date


   X                                       X
   _____________________________________   ______________________________________   _____ /_____/ _____

22190.100